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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):  April 1, 1996



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


 .          Delaware                     1-6214              No. 13-2553920
 (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)           Identification No.)


             420 Montgomery Street, San Francisco, California 94163
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  (415) 477-1000


                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 2:  ACQUISITION OR DISPOSITION OF ASSETS

         On January 24, 1996, Wells Fargo & Company (Company) announced it had entered into a definitive merger agreement (Merger Agreement) with First Interstate Bancorp (First Interstate). On April 1, 1996, the Company completed the merger with First Interstate. In accordance with the terms of the Merger Agreement, First Interstate shareholders received a tax-free exchange of two-thirds of a share of the Company's common stock for each share of First Interstate common stock. All information required by Item 2 of Form 8-K relating to this merger has been previously filed with the Securities and Exchange Commission.

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of First Interstate:

               (1) The Consolidated Financial Statements as of December 31, 1995 and 1994 and for each of the years in the three-year period ended December 31, 1995 (incorporated by reference from First Interstate's Annual Report on Form 10-K for the year ended December 31, 1995).

          (b)  Pro forma financial information:

               Wells Fargo & Company and First Interstate Bancorp Pro Forma Combined Financial Information (unaudited) (incorporated by reference from the Proxy Statement, dated February 27, 1996, of Wells Fargo & Company at pages 81-89).

          (c)  Exhibits

               2 Merger Agreement announced January 24, 1996 between the Company and First Interstate (incorporated by reference from Appendix A in the Company's Registration Statement on Form S-4 No. 33-64575 dated February 27, 1996).

               4(a) Certificate of Determination for 9 7/8 % Preferred Stock,
                    Series F dated February 26, 1996

               4(b) Certificate of Determination for 9 % Preferred Stock,
                    Series G dated February 26, 1996

               23 Consent of Independent Accountants for First Interstate Bancorp (incorporated by reference from Exhibit 99(b) on Form 8-K filed by the Company on April 4, 1996).

               27 First Interstate Financial Data Schedule for the year ended December 31, 1995

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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 10, 1996.


                                   WELLS FARGO & COMPANY


                                   By:       FRANK A. MOESLEIN
                                       -----------------------------
                                       Frank A. Moeslein
                                       Executive Vice President and Controller

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                                 EXHIBIT INDEX

Exhibit                              Item                                   Page
- -------                              ----                                   ----

  2 Merger Agreement announced January 24, 1996 between the Company and First Interstate (incorporated by reference from Appendix A in the Company's Registration Statement on Form S-4 No. 33-64575 dated February 27, 1996)

 4(a) Certificate of Determination for 9 7/8% Preferred Stock, Series F dated February 26, 1996

 4(b) Certificate of Determination for 9% Preferred Stock, Series G dated February 26, 1996

  23 Consent of Independent Accountants for First Interstate Bancorp (incorporated by reference from Exhibit 99(b) on Form 8-K filed by the Company on April 4, 1996)

  27    First Interstate Financial Data Schedule for the year ended
        December 31, 1995